SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 16, 2006

                            Timberland Bancorp, Inc.
           (Exact name of registrant as specified in its charter)

       Washington                   0-23333                   91-1863696
---------------------------       -----------               ---------------
State or other jurisdiction       Commission               (I.R.S. Employer
Of incorporation                  File Number              Identification No.)


624 Simpson Avenue, Hoquiam, Washington                          98550
---------------------------------------------                   --------
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number (including area code) (360) 533-4747


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

 * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events
----------------------

     On November 16, 2006, Timberland Bancorp, Inc. issued a press release announcing the completion of its previously announced stock repurchase program. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
--------------------------------------------

        (c)     Exhibits

         99.1   Press Release of Timberland Bancorp, Inc. dated November 16,
                2006

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                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   TIMBERLAND BANCORP,INC.


DATE: November 17, 2006            By: /s/Dean J. Brydon
                                       -----------------------
                                       Dean J. Brydon
                                       Chief Financial Officer

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                                  Exhibit 99.1

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                            Timberland Bancorp, Inc.

==============================================================================

PRESS RELEASE: FOR IMMEDIATE PUBLICATION
----------------------------------------
For further information contact:  Michael Sand, President & CEO
                                  Dean Brydon, Chief Financial Officer
                                  At (360) 533-4747

         Timberland Bancorp, Inc. Completes Stock Repurchase Program


  HOQUIAM, WA - November 16, 2006 - Timberland Bancorp, Inc. (Nasdaq: TSBK) announced today the completion of its previously announced stock repurchase program. The Company repurchased 5% of its outstanding common shares, or 187,955 shares, at an average price of $33.33 per share.

  Timberland Bancorp, Inc. is the holding company for Timberland Bank, which operates 21 full-service offices in Grays Harbor, Thurston, Pierce, King, Kitsap, and Lewis Counties of Washington State.

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